SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2008

Date of Report (Date of earliest event reported)

OCTILLION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

2638 Lapeer Road, Suite 2, Auburn Hills, MI  48326

(Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2008 (the “Closing Date”), Octillion Corp. (“Octillion”) consummated the sale an aggregate of 3,675,000 shares of its common stock and Series F Callable Warrants (the “Warrants”) to purchase up to an additional 3,675,000 shares of Octillion’s common stock for aggregate proceeds of $3,675,000 pursuant to the terms of a Securities Purchase Agreement dated February 8, 2008 with certain institutional and other accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Investors”).

The securities that were issued in this private placement were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.  In connection with the Securities Purchase Agreement the Company entered into a Registration Rights Agreement dated February 8, 2008 with the Investors. Pursuant to the terms of the Registration Rights Agreement Octillion has agreed to register the resale of the shares sold in the private placement, including shares issuable upon exercise of the Warrants, on a registration statement to be filed by Octillion with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. Octillion  has agreed to use its commercially reasonable efforts to file the registration statement with the SEC within 45 days after February 8, 2008, to cause such registration statement to be declared effective by the SEC within the earlier of 120 days after February 8, 2008 (or, in the event, of a review by the SEC, 150 days after February 5, 2008) or the 8th  business day following the date on which Octillion  is notified by the SEC that the SEC will not review the registration statement or that the SEC has no further comments on the registration statement and to cause such registration statement to remain effective for the required registration period.

The Warrants are exercisable for a period of three years at an initial exercise price of $1.25 per share beginning on February 12, 2008. The number of shares issuable upon exercise of the Warrants and the exercise price of the Warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance by Octillion of additional securities, unless such issuance is at a price per share which is less than the then applicable exercise price of the warrants, in which event then the exercise price shall be reduced and only reduced to equal lower issuance price and the number of shares issuable upon exercise thereof shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment.  The exercise price is also subject to adjustment, of up to a maximum $0.22 per share, in the event Octillion does not satisfy its obligations under the terms of Registration Rights Agreement.

The Warrants are callable, at a price of $0.001 per Warrant, subject to certain conditions, after the earlier to occur of (i) the expiration of the then applicable hold periods for a cashless exercise under Rule 144 as promulgated pursuant to the Securities Act of 1933, as amended or (ii) the date the registration statement filed pursuant to the Registration Rights Agreement is declared effective by the SEC, if Octillion’s common stock, the VWAP (the volume weighted average price) for each of 5 consecutive Trading Days exceeds $1.75.

Pursuant to the Securities Purchase Agreement and the Registration Rights Agreement, Octillion and the investor parties have made other covenants and representations and warranties regarding matters that are customarily included in financings of this nature.  In the event that during the twelve month period following the Closing Date, Octillion issues shares at a price per share which is less than $1.00 (“Base Share Price”), then Octillion is required to issue to the investors the number of shares equal to (1) the quotient of the aggregate purchase price payable under the Securities Purchase Agreement divided by Base Share Price less (2) the quotient of the aggregate purchase price divided by the per share purchase price under the Securities Purchase Agreement.

Westminster Securities Corporation (“Westminster”), a NYSE member firm, acted as placement agent. In agreement with Westminster, Palladium Capital Advisors, LLC, acted as co-placement agent. Westminster was paid a total cash fee of 7% of the aggregate proceeds and warrants to purchase 110,250 shares of the Company’s common stock, representing 3% of the total number os shares purchased by the Investors. In addition, Westminster was reimbursed $6,045 for expenses incurred on behalf of the Company.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

As described in more detail above, on February 8, 2008, Octillion  entered into a Securities Purchase Agreement with certain institutional and other accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, pursuant to which Octillion  agreed to sell in a private placement an aggregate of 3,675,000 shares of its common stock and Warrants to purchase up to an additional an aggregate of  3,675,000 shares of its common stock, for aggregate proceeds of $3,675,000.

The offer and sale of the securities was made to a limited number of institutional and other accredited investors in reliance upon exemptions from the registration requirements pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.  There was no general solicitation or advertising with respect to the private placement and each of the purchasers provided written representations of an intent to acquire the securities for investment only and not with a view to or for sale in connection with any distribution of the securities.

Additional information regarding the private placement is incorporated herein by reference to “Item 1.01.  Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

The Company has issued a press release regarding the execution of the Securities Purchase Agreement and the related transactions which is filed as an exhibit to this Form 8-K.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit

10.1	Securities Purchase Agreement dated February 8, 2008 by and among Octillion Corp and the investors named therein.
10.2	Registration Rights Agreement dated February 8, 2008 by and among Octillion Corp. and the investors named therein.
10.3	Form of Callable Series F Warrant.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTILLION CORP.

/s/ Nicholas Cucinelli

Nicholas Cucinelli

President and CEO

Date: February 13, 2008